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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                                                 February 14, 2000
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)


One Park Plaza, Nashville, Tennessee                                37203
(Address of principal executive offices)                          (Zip Code)


                                 (615) 344-9551
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On February 14, 2000, Columbia/HCA Healthcare Corporation (the "Company") announced operating results for the year and fourth quarter ended December 31, 1999.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated February 14, 2000 relating to fourth quarter earnings release.


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Corporate Secretary

DATED: February 16, 2000